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                                                                  EXHIBIT 10.29


                      STOCK OPTION ADMINISTRATION AGREEMENT

     THIS STOCK OPTION ADMINISTRATION AGREEMENT (the "Agreement") is entered into as of June 23, 2006 by and among Light Sciences Corporation, a Washington corporation ("LSC"), and Light Sciences Oncology, Inc., a Washington corporation ("LSO"). Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to them in that certain Asset Transfer Agreement, dated as of October 5, 2005 (the "Asset Transfer Agreement").

                                    RECITALS

     WHEREAS, LSC and LSO entered into the Asset Transfer Agreement, providing for the transfer of certain assets, contracts regulatory filings and licenses necessary or useful to LSO to further develop and commercialize Litx in the Field;

     WHEREAS, in connection with the transactions contemplated by Asset Transfer Agreement, certain employees of LSC were transferred to LSO (the "Transferred Employees");

     WHEREAS, the Transferred Employees retained their options to purchase LSC common stock, which were previously granted in connection with their employment by LSC under the LSC 2000 Stock Option Plan ("LSC Options");

     WHEREAS, in connection with the commencement of their employment by LSO, the Transferred Employees were granted options to purchase LSO common stock under the 2005 Stock Plan (being renamed 2005 Equity Incentive Plan) in October and December, 2005 ("LSO Options"); and

     WHEREAS, the parties hereto wish to provide for the tax treatment of LSC Options and LSO Options held by Transferred Employees.

     NOW, THEREFORE, in consideration of the premises and the representations, covenants and agreements herein contained and intending to be legally bound hereby, LSC and LSO hereby agree as follows:

     1.     OPTIONS TREATMENT.

     (a) Deductions. To the extent permitted by law, LSC shall claim all tax deductions arising with respect to LSC Options held by the Transferred Employees, and LSO shall claim all tax deductions arising with respect to LSO Options held by Transferred Employees.

     (b) Withholding and Reporting. LSC shall withhold applicable taxes and satisfy applicable tax reporting obligations with respect to LSC Options held by Transferred

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Employees, and LSO shall withhold applicable taxes and satisfy applicable tax reporting obligations with respect to LSO Options held by Transferred Employees.

     2. INDEMNIFICATION. Each of the parties shall indemnify, defend and hold the other harmless from and against any and all liabilities, losses, taxes, damages, claims, costs, expenses, interest, awards, judgments and penalties (including, without limitation, reasonable attorneys' fees and expenses) actually suffered or incurred by such other party arising on account of or in connection with the indemnifying party's failure to perform its obligations under Section 1.

     3. MISCELLANEOUS. Except to the extent otherwise provided in this Agreement, this Agreement shall be subject to the provisions of Section 9 (Miscellaneous) of the Asset Transfer Agreement to the extent set forth therein.

     IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its officers thereunto duly authorized, all as of the day and year first written above.

                                            LIGHT SCIENCE CORPORATION



                                            By:    /s/ James C. Chen
                                                   -----------------
                                            Name:
                                                   -----------------
                                            Title:
                                                   -----------------


                                            LIGHT SCIENCE ONCOLOGY, INC.



                                            By:   /s/ Robert M. Littauer
                                                  -----------------------

                                            Name: -----------------------

                                            Title:
                                                   ----------------------